(OTCQX: VYEY) IPAA OGIS, New York - Investor Presentation April 20, 2015

2 Forward-Looking and Cautionary Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management's experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this press release, the words "will," "potential," "believe," "estimated," "intend," "expect," "may," "should," "anticipate," "could," "plan," "project," or their negatives, other similar expressions or the statements that include those words, are intended to identify forward- looking statements, although not all forward-looking statements contain such identifying words. Among these forward-looking statements are statements regarding our short- term and long-term business plans and financing objectives, EURs, estimated BOE, estimated future gross undiscounted cash flow, estimated drilling and completion costs and estimated rates of return. Although Victory believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this presentation. These include risks that may affect the proposed business combination and related proposed development of the Eagle Ford wells, including the satisfactory completion of due diligence by the parties, the ability of the parties to negotiate and enter into a definitive merger agreement and, if such an agreement is entered into, the satisfaction of the conditions contained in the definitive merger agreement, any delay or inability to obtain necessary approvals or consents from third parties and consents from stockholders of Victory and Lucas, the ability of the parties to obtain financing for funding obligations, approval of an initial listing of the merged parents stock on the NYSE MKT, the ability of the parties to realize the anticipated benefits from the proposed business transaction. Other risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, our ability to successfully implement our business plans on both a short-term and long term basis,include, our ability to successfully complete pending acquisitions, integrate them with our operations and realize the anticipated benefits from the acquisitions, any unexpected costs or delays in connection with the acquisitions, changes to drilling plans and schedules by the operators of prospects, overruns in costs of operations, hazards, delays, and any other difficulties related to drilling for and producing oil or gas, the price of oil, NGLs, and gas, results of marketing and sales of produced oil and gas, estimates made in evaluating reserves, competition, general economic conditions and the ability to manage and continue growth, and other factors described in the Company's most recent Annual Report on Form 10-K and any updates to those risk factors set forth in the Company's Quarterly Reports on Form 10-Q. Further information on such assumptions, risks and uncertainties is available in the Company's other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's website at www.sec.gov, and on the Company's website at www.vyey.com. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. In connection with the proposed business combination of Victory Energy Corporation and Lucas Energy, Inc., Victory Energy Corporation and Lucas Energy, Inc. intend to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission. Prospective investors are urged to read the registration statement and the proxy statement/prospectus as it will contain important information. Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Victory Energy Corporation, without charge, at the SEC’s website (www.sec.gov). Copies of Victory Energy Corporation’s SEC filings may also be obtained from Victory Energy Corporation without charge at Victory Energy Corporation’s website (www.vyey.com) or by directing a request to Victory Energy Corporation at (512) 347-7300. Victory Energy Corporation and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding Victory Energy Corporation’s directors and executive officers is available in Victory Energy Corporation’s Annual Report on Form 10K for the year ended December 31, 2014 filed with the SEC on March 31, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by Victory Energy Corporation and Lucas Energy, Inc. in connection with the proposed merger and in other relevant documents filed by Victory Energy Corporation with the SEC.

3 425 Prospectus for Pre-business Combination Rule 165 Legend: Important Information This communication is not a solicitation of a proxy from any stakeholder of Victory Energy Corporation or Lucas Energy, Inc. In connection with the proposed business combination of Victory Energy Corporation and Lucas Energy, Inc., Victory Energy Corporation and Lucas Energy, Inc. intend to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission. Prospective investors are urged to read the registration statement and the proxy statement/prospectus when filed as it will contain important information. Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus when filed, as well as other filings containing information about Victory Energy Corporation, without charge, at the SEC’s website (www.sec.gov). Copies of Victory Energy Corporation’s SEC filings may also be obtained from Victory Energy Corporation without charge at Victory Energy Corporation’s website (www.vyey.com) or by directing a request to Victory Energy Corporation at (512) 347-7300. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Victory Energy Corporation and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding Victory Energy Corporation’s directors and executive officers is available in Victory Energy Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 31, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by Victory Energy Corporation and Lucas Energy, Inc. in connection with the proposed merger and in other relevant documents filed by Victory Energy Corporation with the SEC. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

4 Investor Highlights • Focused on our strategic business combination with Lucas Energy (NYSE MKT: LEI) • Oil and liquid rich gas as primary targets • Permian Basin and Eagle Ford focused • Adding shareholder value by growing proved reserves and cash flow through the opportunistic acquisition of economically proven PDP and drilling of high-grade PUD assets • Access to $12 million in capital via Aurora Energy Partners, with an additional $125 1 million currently under review from top tiered sources • Experienced management team with extensive industry relationships • The Company is a non-operator today, moving to property specific operations after merger conclusion (1) Term sheets pending company approval and are currently non-binding. Transactions are not closed

5 Business Model Near-Term Focus • Expect to Utilize of available capital sources to complete the Lucas Energy merger and add value to all shareholders. • Expect $12 million capital infusion through Aurora Energy Partners for near term merger and operations needs • Expect $50 million 1 from a global energy capital provider, with funds being dedicated to PUD development drilling • Expect $75 million 1 from USA based boutique investment bank and institutional broker dealer, with funds dedicated to the acquisition of proved producing assets with competitive economics in todays market • Expect to Acquire non-operated PDP assets, with future PUD development drilling locations • Focus on well-known basins with break-even points between $45 and $60 per barrel of oil. • Majority of acreage is held by production with limited exposure to lease renewals • Non-operated assets must have a history of solid economic performance from the current operator. • Expected Up-listing 2 from OTC:QX to NYSE MKT by completing the merger with Lucas • Merger improves shareholder liquidity • Merger provides institutional coverage • Merger increases access to capital for ongoing growth • Partner with operators today, then build-out internal operating capabilities in early 2016 • Operators must have an established track record and a team of quality management, geologists, engineers and service providers who have worked together on similar plays • Operators must have a balanced and controllable risk via direct working interest participation. (1) Term sheets pending company approval and are currently non-binding. Transactions are not closed (2) Victory would become a subsidiary of a new Pubco planned as an original listing, meeting original listing standards. To be approved by NYSE MKT

6 Combined Company Benefits • Significant drilling inventory in two of North America’s most prolific and economic oil and gas plays (Permian Basin and Eagle Ford) • 130 Eagle Ford well locations offering an estimated ~17% to ~32% IRR at $50 oil 1 • 20+ Austin Chalk well locations • ≈ 10 Wolfcamp, Spraberry, Fusselman, Cline Drilling locations in the Permian Basin • 85% of all locations are held by production (HBP) with no mandatory drilling obligations • Pre-merger investments in high-grade drilling opportunities are expected add significant value • Expected to increase combined company production from 145 BO/PD to 845 BOE/PD (assumes 2 Boggs wells at 50% WI and 5 PV wells at 2% WI). Two additional 50% WI locations are available for drilling by end of year. • Expected to increase monthly cash flow from ≈ $185,000 per month to $1.3 million per month in Q3 (will decline with no additional drilling or PDP acquisitions) • Expected total PDP reserve valuation increases from ≈ $4.2 million to $18.1 million (Feb 2015 NYMEX Strip) • Expected total P2 reserve valuation increases from ≈ $51.5 million to $60.9 million (Feb 2015 NYMEX Strip) • Expected public company annual cost reductions of nearly 50%, compared to the expenses that each company would incur as separate public entities.(est. $1,500,000 annually) • Expected shareholder liquidity, improved market cap, institutional coverage and a sustainable NYSE MKT listing • After the merger the combined company is expected to payoff or remediate $8 million in current Lucas debt The Proposed Strategic Combination between Victory and Lucas would provide benefits to all stakeholders 1 The internal rate of return is computed using third party reserve reports, and reflects returns exclusive of anticipated G&A and debt service

Combined Company – Expected NYMEX Reserves

VICTORY ENERGY CORPORATION

- Strategic business combination with Lucas Energy (NYSE MKT: LEI) with anticipated completion in 2015
- Prior to the merger Victory and its partners expect to spend approximate $9.1 million on high-grade Eagle Ford [3] drilling opportunities (increased PDP and cash flow)
- Both Lucas and Victory are predominantly non-operated today but expect to begin building out internal operating capabilities after the merger is completed

(1) Based on NYMEX Strip 02/20/15 (not SEC case)
(2) Capital sourced from Victory partner (Navitus Energy Group)
(3) Drilling commences with title review clearance
(4) Outcomes may vary

Current Combined Reserve Detail (NPV 10) [1]		(MBOE)
Proved Developed Producing (PDP)	$4.2 M	233
Proved Undeveloped	$32 M	5,227
Total Proved (P1)	**$36.3 M**	**5,459**
Probable	$15.2 M	3,163
Total (P2)	**$51.5 M**	**8,622**

Pre-Merger CAPEX Spend [2]	CAPEX
Two 50% WI Boggs Wells	$7.8 M
Five ≈ 2% WI Penn Virginia Wells	$1.3 M
Total Pre-merger CAPEX Deployed	**$9.1 M**

Post-Merger Reserve Estimates (NPV 10) [4]		(MBOE)
Proved Developed Producing (PDP)	$18.1 M	687
Proved Undeveloped	$27.4 M	5,100
Total Proved (P1)	**$45.6 M**	**5,787**
Probable	$15.2 M	3,163
Total (P2)	**$60.9 M**	**8,950**

7

8 Market Response to February Announcement February 4, 2015 Public Announcement February 4, 2015 Public Announcement Percent Change Share Price Estimated stock multiple of 1.5x 2 for P2 proved reserves ($60M), delivers a $0.94 share price before capitalization adjustments using current outstanding shares of Lucas and Victory combined. Since the February 4th announcement of LOI, both company’s stock prices have responded favorably as illustrated in the price and percentage charts.1 Post-Merger Reserve Estimates (NPV 10) (MBOE) Proved Developed Producing $18.1 M 687 Proved Undeveloped $27.4 M 5,100 Total Proved (P1) $45.6 M 5,787 Probable $15.2 M 3,163 Total (P2) $60.9 M 8,950 $0.44 $0.40 275% 160% 1 Prices sourced from Commodity Systems Inc. 2 Multiple based on comps analysis of small to mid cap E&P companies with liquidity available to develop PUD reserves

9 Progress Since February Announcement • LUCAS WAS GRANTED NYSE MKT LISTING EXTENSION THROUGH AUGUST TO SUPPORT THE COMPLETION OF THE MERGER • LUCAS DEBT WAS RENEGOTIATED TO SUPPORT MERGER TIMING • $12 MILLION FUNDING AGREEMENTS IN FORCE AND AFFECT • DEFINITIVE MERGER AGREEMENT IN ADVANCED DRAFT STAGE • CAPITAL MARKETS VIEWING THE OPPORTUNITY AS ATTRACTIVE • MANAGEMENT, DIRECTORS & LARGE SHAREHOLDERS ARE BEHIND THE TRANSACTION

10 Remaining Steps • RECEIVE FAIRNESS OPINIONS FOR LUCAS AND VICTORY • SIGN DEFINITIVE MERGER AGREEMENT • SECURE FINANCING FOR PUD DEVELOPMENT DRILLING AND PDP ACQUISITIONS 1 • SUBMIT SEC FILINGS (S-4 registration statement, Joint proxy, etc.) • OBTAIN SEC CLEARANCE OF FORM S-4 • SHAREHOLDER APPROVALS AND CLOSING • BEGIN MEETING WITH INTUITIONAL INVESTORS AND ANALYSTS • COMPLETE ORIGINAL LISTING APPLICATION WITH NYSE MKT AND GAIN APPROVAL (1) Term sheets pending company approval and are currently non-binding. Transactions are not closed

11 Resulting in Stronger Combined Company • EXIT TRANSACTION WITH NEARLY 80% NON-AFFILIATED OWNERSHIP/FLOAT • DIVERSIFIED PORTFOLIO OF O&G ASSETS IN TWO PREMIER BASINS THAT DELIVER ECONOMICALLY VIABLE RETURNS IN TODAYS LOW PRICE COMMODITY MARKET • WELL CAPITALIZED 1 TO DEVELOP CURRENTLY HELD PROVED UNDEVELOPED RESERVES AND ACQUIRE ECONOMICALLY STRONG ASSETS FROM DEBT BURDENED INDUSTRY TARGETS • SEASONED E&P MANAGEMENT • INSTITUTIONAL SUPPORT AVAILABLE FOR THE NEW LARGER COMPANY • POSITIONED FOR RAPID GROWTH WHILE COMMODITY PRICES RECOVER (1) Term sheets pending company approval and are currently non-binding. Transactions are not closed

12 Company Profiles – Pre-Merger Victory Energy Profile 1 Ticker OTC QX: VYEY Share Price $0.39 Market Cap $11.2 M 52 Week High $0.49 52 Week Low $0.05 Shares Authorized 47.5 M Shares Outstanding 28.9 M Float 2 21.0 M Warrants Issued 7.5 M Avg. Daily Volume (30d) 13,180 Cash $.25 M Debt $0.8 M Current Liquidity 3 $25.25 M 1 Data as of March 25, 2015 2 Includes approx. 7M shares held in certificate 3 Includes cash, $25 million credit facility with borrowing base determined by held PV-10 Lucas Energy Profile 1 Ticker NYSE MKT: LEI Share Price $0.21 Market Cap $7.3 M 52 Week High $0.80 52 Week Low $0.06 Shares Authorized 100 M Shares Outstanding 35 M Float 27 M Warrants Issued 5.8 M Avg. Daily Volume (30d) 1.26 M Cash $.15 M Debt $7.8 M Current Liquidity $0 M

13 Company Profile – Post Merger Estimate New Pubco 100% of Shares LEI 40% Subsidiary VYEY 30% Subsidiary Navitus 30% Partnership Renaissance Natural Resources Corporation Profile 1 Ticker NYSE MKT: TBD Share Price $0.94 Market Cap $18.5 M 52 Week High N/A 52 Week Low N/A Shares Authorized 100 M Shares Outstanding 87.5 M Float 2 69.2 Warrants Issued 13.3 M Avg. Daily Volume (30d) 999,530 Cash $.15 M Debt $8.5 M Current Liquidity 3 $125 M (1) New Pubco holding both Lucas and Victory. This profile reflects expected combined company resources, stock price and market capitalization respective to projected reserve valuation and multiple of 1.5 to P2 reserves, before capitalization adjustments. (2) May vary after capital structure determination (3) Term sheets pending company approval and are currently non-binding. Transactions are not closed. • The post-merger company will be named Renaissance Natural Resources Corp (Delaware) • Current Lucas Energy (LEI) shareholders are expected to receive 40% of outstanding post-merger shares • Current Victory Energy (VYEY) shareholders are expected to receive 30% of outstanding post-merger shares • Navitus Energy Group (Navitus) is currently a subsidiary of Victory and is expected to receive 30% of outstanding post-merger shares. This group and it’s affiliates will be funding pre-merger activities. Note: Although the division of equity of the surviving company in the merger is expected to be as set forth above, the capital structure and exact share allocations have not yet been determined.

14 Experienced E&P Management Kenneth Hill, CEO Mr. Hill brings 21 years of experience to Victory, prior to which he held titles of interim CEO, VP Operations and VP Investor Relations with another publicly traded E&P company. He was also one of the first 20 employees at Dell, Inc. Mr. Hill studied Business Management and Marketing at Texas State University, the University of Texas Graduate School of Business Executive Education Program, the Aspen Institute, and the Center for Creative Leadership. Fred Smith, CFO & Controller Mr. Smith is an energy finance executive with 36 years of proven leadership in financial and operational reporting, internal controls, SOX compliance, tax, legal and information systems. He has served as a Director for ConocoPhillips in upstream accounting services and policy consultation, as Corporate Controller for Pioneer Resources, and served as CAO of Magnum Hunter Resources and River Gas Corp. He holds a Bachelor of Science in Accountancy from the University of New Orleans, and is a Certified Public Accountant. David McCall, General Counsel & Director Mr. McCall has over 35 years of oil and gas industry law experience centered in the upstream activities of major and independent oil companies, and he has been recognized as one of the top oil and gas attorneys in the United States. He is a member of the State of Texas Bar Association, a Life Fellow, Texas Bar Association Founding Fellow, and the Austin Bar Association Cliff Hair, VP of Land Development Mr. Hair has over 40 years of oil and gas experience in prospect evaluation, acquisition, exploration, drilling, development and divestitures. This includes 25 years of Management and Executive level experience. He is the founder and managing member of privately held C&F Minerals LLC. Prior, held the position of Division Land Manager for Samedan Oil Corporation (NYSE - Noble Affiliates) and Executive VP for Costilla Energy Inc. He holds a Bachelor of Business Administration in Accountancy from The University of Houston, is a member of the Permian Basin Landman’s Association, the Permian Basin Oil and Gas Association, and serves on the Board of Director’s for Habitat for Humanity. Lucas Energy Additions The company is looking forward to bringing additional talent onto the team as it becomes available through the pending Lucas Energy merger. Independent Expertise & Operators The company also utilizes a team of third-party professionals on an as-needed basis. This team includes geologists for property evaluation, assessment and reservoir engineering resources for the analysis of current and new properties. Each independent operator utilized by the company also has their own array of targeted experts.

15 How Can We Take Advantage of the Rapid E&P Landscape Changes? Let’s review The Data!

16 April EIA Forecast Shows Modest Recovery Modest price improvement above $60 is forecast by Q4 2015

17 $2 $4 $6 $8 $10 $12 $0 $20 $40 $60 $80 $100 $120 $140 2007 2008 2009 2010 2011 2012 2013 2014 2015 WTI Spot Henry Hub History Shows a More Aggressive Recovery 18 month Recovery $43 to $85 2008 – 2009 Crash $124 to $43 • The 2008 global economic crash saw a 66% drop in oil prices (Q2 2008 $124 to Q1 2009 $43) • Within 18 months (July 2010) from the floor price, oil had increased nearly 100% ($43 to $85) • This type of recovery represents a nearly 100% gain in revenue and proved reserves for assets acquired today • 100% gain in value from todays floor of $45, is $90. • If history repeats itself, oil would be at $90 by September 2016 SOURCE – Cushing, OK WTI Spot Price FOB, US Energy Information Administration

18 The Right Basins Deliver Excellent Outcomes Eagle Ford and Permian Midland Basin Wells Offer Excellent Economic Returns and Break Even Floors. (chart does not include recent basin drilling cost reductions) 32% 25% 24% 22% 20% 10% 4% 0% 5% 10% 15% 20% 25% 30% 35% 1 Returns are based on Standard & Poor’s West Texas Intermediate price assumptions of US$85 per barrel for 2013, US$80 for 2014, and US$75 thereafter. Break- even WTI oil price will vary by operator. $47 $49 $51 $55 $64 $74 $- $10 $20 $30 $40 $50 $60 $70 $80 US$/Barrel Est imated Internal Rates of Return 1 S&P’s Est imated Break Even WTI Oil Pr ice 1

19 Recent Cost Declines Make Both Basins Profitable Eagle Ford Opportunities as a Result of the Expected Merger with Lucas • AFE’s for drilling and completion of horizontal wells with 7,200 foot laterals have decreased 18% from $9.4 million to $7.8 million from November to March 1 • Gonzales and Karnes County wells produce ~17% - ~32% IRR’s at $50 oil in 2015 and $60-$70 oil through 2018. • 130 drilling locations available with a majority held by production. • High-Grade drilling locations in Karnes county offer better than 30% IRR at $49 NYMEX Strip pricing 2 Permian Basin Opportunities via Victory Holdings • AFE’s for drilling and completion of vertical wells and horizontal wells are just now beginning to decrease. We expect the Permian to catchup to the Eagle Ford cost reductions by year end. • Howard and Glasscock County wells in high-grade locations still produce 10% IRR at $50 oil 2015 and $60-$70 oil through 2018 • Over 20 drilling locations exist on held acreage 1 Sourced from Eagle Ford operator in March, 2015 2 The internal rate of return is computed using third party reserve reports, and reflects returns exclusive of anticipated G&A and debt service

20 Focus on Eagle Ford Price Sensitivity 20% IRR @ $53/bbl 28% IRR @ $58/bbl 37% IRR @ $63/bbl 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $40 $43 $45 $48 $50 $53 $55 $58 $60 $63 $65 U nl ev er ed T er m in al IR R (5) Year Average Oil Price 5 Year Avg. Price per Barrel and IRR Sensitivity (Boggs, Eagle Ford) 1 • Returns expected provide significant protection against downward price fluctuations • Steady and predictable decline curves offers rapid payouts • Industry high EURs expected to provide long- term value and a healthy market for asset sale post-peak IRR for (2) Boggs wells projected at upwards of 30% (at 50% WI) at a five year average oil price of $55/bbl 1 Assumes returns at a (5) year exit Production estimated at 87% oil Average gas price at $3.20/mcf Assume production begins July 2015

21 Contacts Investor Relations Derek Gradwell Senior Vice President, Natural Resources – MZ North America Main: 212-301-7130 Direct: 512-270-6990 Email: dgradwell@mzgroup.us www.mzgroup.us Victory Energy Corporation Kenneth Hill, CEO Email: Kenny@vyey.com Phone: (512) 347-7300 www.vyey.com

22 Appendix and Support Material

23 Pre-Merger Corporate Structure

24 Post-Merger Corporate Structure Renaissance Natural Resources Corp Shareholders Subsidiaries Entities Renaissance Newly Listed NYSE MKT Company Aurora Aurora Energy Partners Navitus Navitus Energy Group & Partners Victory Victory Energy Corporation Victory SHs Victory Shareholders of Record Lucas Lucas Energy, Inc. Lucas SHs Lucas Shareholders of Record AEP Assets AEP Assets LLC

25 Asset Overview

26 Portfolio Highlights and Opportunities • Fairway Project (~1000 Gross Acres) • Glasscock & Howard Counties • 80% oil, 20% Gas • 10% WI, 7.5% NRI • Bootleg Canyon (~5000 Gross Acres) • Pecos County • 75% oil, 25% gas • 5% WI, 3.75% NRI • Adams Baggett (~180 Gross Acres) • Crockett County • 100% High BTU Gas • 100% WI (75% NRI) in 7 wells, 50% WI (38% NRI) in 2 wells • Morgan (80 gross Acres) • Martin County • 3% WI, 2.25% NRI • Additional assets are available via opportunistic acquisitions • PDP acquisitions holding additional upside opportunities from proved undeveloped drilling locations • Gonzales, Wilson, Karnes Counties • ~10,000 net Austin Chalk acres • ~3,300 net Eagle Ford Acres • 85 % HBP for Austin Chalk and Eagle Ford • ~130 Eagle Ford horizontal drilling locations with WI held of 5% to 50% • ~20 Austin Chalk drilling locations with WI held of 100% • Current Net 105 BOPD of production is sourced from 25 Austin Chalk wells • Additional assets are available via opportunistic acquisitions • PDP acquisitions holding additional upside opportunities from proved undeveloped drilling locations Victory Energy Lucas Energy

27 Pre-drilling Proved Reserves Lucas Reserves (NYMEX Strip 2/20/15) Type (MBOE) NPV10 (M$) PDP 137 $3.4 PUD 5,219 $31.9 Total Proved 5,356 $35.4 Probable 3,163 $15.3 Total 2P 8,519 $50.7 Forrest Garb & Associates (NYMEX Adjusted) Victory Reserves (NYMEX Strip 2/20/15) Type (MBOE) NPV10 (M$) PDP 96 $.773 PUD 7 $.122 Total Proved 103 $.894 Probable 0 $0 Total 2P 103 $.894 Jim Nicholson (NYMEX Adjusted) Combined (NYMEX Strip 2/20/15) Type (MBOE) NPV 10 (M$) PDP 233 $4.246 PDNP+PUD 5,227 $32.069 Total Proved 5,459 $36.315 Probable 3,163 $15.279 Total 2P 8,622 $51.594 Jim Nicholson + Forrest Garb (NYMEX Adjusted) Note: All numbers are internally adjusted to reflect current leasehold interest as 3/31/2015 effective date.

28 Post-Drilling Proved Reserves Pre-Merger CAPEX Spend 2 CAPEX Two 50% WI Boggs Wells $7.8 M Five 2% WI Penn Virginia Wells $1.3 M Total Pre-Merger CAPEX Deployed $9.1 M Post-Merger Reserve Estimates (NPV 10) (M$) (MBOE) Proved Developed Producing (PDP) $18.1 M 687 Proved Undeveloped $27.4 M 5,100 Total Proved (P1) $45.6 M 5,787 Probable $15.2 M 3,163 Total (P2) $60.9 M 8,950 To create a significant increase in production revenue and PDP reserve valuation for the post merger valuation, capital will be deployed via Victory/Aurora during the merger period. These assets will then be contributed to the combined company by Victory/Aurora at the conclusion of the merger.

Permian Assets in Sweet Spot of Play



N. Delaware Core Bone Spring
HZ Results Coming in 1H14
Central Delaware Core Bone Spring & Wolfcamp
W. Midland Core Wolfcamp
Morgan
Fairway
C. Central Midland Core Wolfcamp & Cline
S. Delaware Core 3rd Bone Spring & Wolfcamp
Bootleg canyon
S. Midland Core Wolfcamp
Adams baggett
NEW MEXICO
TEXAS
Lincoln
Chaves
Lea
Eddy
Otero
Cochran
Hockley
Lubbock
Crosby
Dickens
Yoakum
Terry
Lynn
Garza
Kent
Gaines
Dawson
Borden
Scurry
Fisher
Andrews
Martin
Howard
Mitchell
Nolan
Loving
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Culberson
Reeves
Ward
Crane
Upton
Reagan
Irion
Tom Green
Pecos
Schleicher
Jeff Davis
Brewster
Terrell
Sutton
100 Miles

- **Fairway project *(proved producing)***
  - Glasscock & Howard counties
  - 80% oil, 20% gas
  - ~1,000 gross acres
  - At least 20 more drilling locations with 40 acre spacing
  - 10% WI / 7.5% NRI
  - Fusselman & Wolfberry focus
- **Bootleg Canyon *(proved producing)***
  - Pecos county
  - 75% oil, 25% gas
  - ~5,000 gross acres
  - Est. 7 more drilling locations
  - 5% WI / 3.75% NRI
  - Ellenburger and Connell
- **Adams Baggett *(proved producing)***
  - Crockett county
  - 100 % high Btuu gas
  - ~180 gross acres
  - Fully developed
  - 100% WI in 7 wells (75% NRI)
  - 50% WI in 2 wells (38% NRI)
  - Canyon sandstone
- **Morgan *(proved producing)***
  - Martin county
  - 80 gross acres
  - 3% WI / 2.25% NRI
  - Sprayberry & Wolfcamp
- **Near-term PDP acquisitions**
  - Focus areas are in Glasscock and Howard counties
  - Primarily PDP & PUD focused

29

30 Permian Geology Offers Stacked Pay Upside • Midland and Central Basin offers multiple productive zones in the Fusselman, Wolfberry, Strawn and Atoka, with potential for future horizontal Wolfcamp, Clearfork and Cline development. • Deliver value from vertical wells today and horizontal wells in the future. Formation depths vary at each asset Completion 1- Fusselman Completion 2- Wolfberry Future – Wolfcamp, Clearfork, Cline

31 South Texas Assets Located in “Oil Zone” Lucas Acreage is primarily located In Gonzales and Karnes Counties Both counties are in the “oil fairway”

32 Eagle Ford and Austin Chalk